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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 28, 2004

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-2)

                           Impac Secured Assets Corp.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                California               333-85310-04           33-071-5871
-----------------------------------     -------------       --------------------
       (STATE OR OTHER JURISDICTION       (COMMISSION         (I.R.S. EMPLOYER
             OF INCORPORATION)           FILE NUMBER)       IDENTIFICATION NO.)
1401 Dove Street
Newport Beach, California                                          92660
-----------------------------------                         -------------------
           (ADDRESS OF PRINCIPAL                                 (ZIP CODE)
            EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (949) 475-3600





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 28, 2004, a single series of certificates, entitled Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2004-2 (the "Certificates"), were issued pursuant to an Pooling and Servicing Agreement, dated as of May 1, 2004 (the "Agreement") among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee").

         On June 14, 2004, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Company certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $40,046,757 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated June 14, 2004, between the Company and the Trustee (the "Instrument").

ITEM 5.  OTHER EVENTS.

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of mortgage loans (the "Mortgage Pool"). The Mortgage Pool is comprised of one- to four-family fixed-rate first lien mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). The Mortgage Loans have an aggregate principal balance of approximately $159,954,949 as of May 1, 2004. The subsequent mortgage loans have an aggregate principal balance of approximately $40,046,757 as of May 1, 2004.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of May 1, 2004.


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Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


      EXHIBIT NO.   DESCRIPTION
      -----------   -----------

          99.1 Characteristics of the Mortgage Pool as of May 1, 2004, relating to Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2004-2.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         IMPAC SECURED ASSETS CORP.


                                         By: /s/ Richard J. Johnson
                                            -----------------------------
                                         Name:   Richard J. Johnson
                                         Title:  Chief Financial Officer


Dated: June 14, 2004


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                                  EXHIBIT INDEX



EXHIBIT NUMBER               DESCRIPTION
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99.1                         Characteristics of the Mortgage Pool as of
                             May 1, 2004, relating to Impac Secured
                             Assets Corp., Mortgage Pass-Through
                             Certificates, Series 2004-2.